UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2020

CEL-SCI CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado	001-11889	84-0916344
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8229 Boone Blvd., #802
Vienna, VA 22182
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:    (703) 506-9460

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	CVM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.  Material Modification to Rights of Security Holders.

The Company’s Series V warrants expire on May 28, 2020 at an exercise price of $19.75. On May 26, 2020, the Company lowered the exercise price of its Series V warrants to $13.75 per share and extended the expiration date of the Series V warrants to June 25, 2020. The Series V warrants were originally issued as part of a financing on May 28, 2015. For each Series V warrant exercised on or before June 10, 2020 the former holder of the Series V warrant will receive one Series XX warrant. Every Series XX warrant will allow the holder to purchase one share of the Company’s common stock at a price of $18.00 per share at any time on or before September 10, 2020. For each Series V warrant exercised after June 10, 2020 but on or before June 25, 2020 the former holder of the Series V warrant will receive one Series YY warrant. Every two Series YY warrants will allow the holder to purchase one share of the Company’s common stock at a price of $20.00 per share at any time on or before September 25, 2020.

The Series XX and Series YY warrants (as the case may be), as well as any shares issued upon the exercise of the warrants, will be issued without registration under the Securities Act of 1933 or any state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. Accordingly, if the Series XX or Series YY warrants are exercised, the shares which will be issued upon the exercise of the warrants will be restricted securities and may only be sold pursuant to Rule 144 of the Securities and Exchange Commission or pursuant to an effective registration statement under the Securities Act covering the resale of those shares.

The Company plans to file a registration statement covering the resale of any shares issuable upon the exercise of the Series XX and Series YY warrants.

Due to regulations of the Securities and Exchange Commission, only accredited investors will be entitled to receive the Series XX or Series YY warrants.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit #	Description
4(g)	Form of Series XX Warrant

4(f)	Form of Series YY warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEL-SCI CORPORATION

Date: May 26, 2020	By:	/s/ Patricia Prichep
Patricia B. Prichep
Senior Vice President of Operations